LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:    APRIL 1-30, 2003              PAYMENT DATE:  MAY 15 2003
DETERMINATION DATE:   MAY 09 2003                   REPORT BRANCH: 2031

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL       CLASS A-1       CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%         18.20%          26.00%         27.20%         25.60%          97.00%         3.00%
Original Pool Balance    250,000,000.00  45,500,000.00   65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  45,500,000.00   65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,124
Class Pass Through Rates                       1.2875%         1.4910%        2.0210%        2.7730%                       8.5000%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02000%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
   APR                        12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate      0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio        12.65780%
Initial Weighted Average
   Remaining Term                 64.00
Initial Weighted Average
   Original Term                  68.00
------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                    TOTAL        CLASS A-1       CLASS A-2       CLASS A-3     CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance        243,197,221.69  38,901,305.04   65,000,000.00  68,000,000.00  64,000,000.00  235,901,305.04  7,295,916.65
Total Note Balance        243,288,412.15  38,901,305.04   65,000,000.00  68,000,000.00  64,000,000.00  235,901,305.04  7,387,107.11

EOP:
Class Percentages                100.00%                                                                       97.00%         3.00%
Number of Current Month
   Closed Contracts                  177
Number of Reopened Loans               0
Number of Contracts - EOP         13,737
Total Pool Balance - EO   237,413,366.13  33,290,965.15   65,000,000.00  68,000,000.00  64,000,000.00  230,290,965.15  7,122,400.98
Total Note Balance - EOP  237,574,898.23  33,290,965.15   65,000,000.00  68,000,000.00  64,000,000.00  230,290,965.15  7,283,933.08

Class Collateral Pool Factors 0.95029959     0.73166956      1.00000000     1.00000000     1.00000000                    0.97119108

Weighted Average APR of
   Remaining Portfolio         12.64744%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                     0.00046%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio      12.64698%
Weighted Average
   Remaining Term                  62.14
Weighted Average
   Original Term                   68.19

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                         CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
   Principal                                                 3,097,549.70
   Interest                                                  2,399,453.38
Early Payoffs:
   Principal Collected                                       2,350,616.60
   Early Payoff Excess Servicing Compensation                      676.03
   Early Payoff Principal Net of Rule of 78s Adj.            2,349,940.57           156.00
   Interest                                                     26,434.04
Liquidated Receivable:
   Principal Collected                                          90,083.38
   Liquidated Receivable Excess Servicing Compensation               0.00
   Liquidated Receivable Principal Net of Rule of 78s Adj.      90,083.38               21
   Interest                                                        239.73
Cram Down Loss:
   Principal                                                         0.00
Purchase Amount:
   Principal                                                         0.00                0
   Interest                                                          0.00
                         Total Principal                     5,537,573.65
                         Total Interest                      2,426,127.15
                         Total Principal and Interest        7,963,700.80
Recoveries                                                      57,239.09
Excess Servicing Compensation                                      676.03
Late Fees & Miscellaneous Fees                                  30,416.05
Collection Account Customer Cash                             8,052,031.97

ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                             6,515.02
Servicer Simple Interest Shortfall or (Excess)                 223,600.26
Simple Interest Excess to Spread Account                             0.00
Available Funds                                              8,282,147.25

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SHORTFALL / DRAW
DISTRIBUTION                                                               DISTRIBUTION AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                              8,282,147.25
Monthly Dealer Participation Fee                                 85.06        8,282,062.19                   0.00
Prior Unpaid Dealer Participation Fee                             0.00        8,282,062.19
Servicing Fees:
   Current Month Servicing Fee                              445,861.57
   Prior Period Unpaid Servicing Fee                              0.00
   Late Fees & Miscellaneous Fees                            30,416.05
   Excess Servicing Compensation                                676.03
   Total Servicing Fees:                                    476,953.65        7,805,108.54                   0.00
Senior Strip:                                                50,666.09        7,754,442.45                   0.00
Certificate Insurer:                    Premium              68,804.55        7,685,637.90                   0.00
Indenture Trustee Fee                                           709.59        7,684,928.31                   0.00
Custodian Fee                                                 4,053.29        7,680,875.02                   0.00
Backup Servicer Fee                                           4,357.28        7,676,517.74                   0.00
Prior Unpaid Certificate Insurer Premium                          0.00        7,676,517.74                   0.00
Prior Unpaid Indenture Trustee Fee                                0.00        7,676,517.74                   0.00
Prior Unpaid Custodian Fee                                        0.00        7,676,517.74                   0.00
Prior Unpaid Backup Servicing Fee                                 0.00        7,676,517.74                   0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                      DISTRIBUTION AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:   Current Month                       41,737.86        7,634,779.88                   0.00
                           Prior Carryover Shortfall                0.00        7,634,779.88
Class A-2 Note Interest:   Current Month                       80,762.50        7,554,017.38                   0.00
                           Prior Carryover Shortfall                0.00        7,554,017.38
Class A-3 Note Interest:   Current Month                      114,523.33        7,439,494.05                   0.00
                           Prior Carryover Shortfall                0.00        7,439,494.05
Class A-4 Note Interest:   Current Month                      147,893.33        7,291,600.72                   0.00
                           Prior Carryover Shortfall                0.00        7,291,600.72
Class A-1 Note Principal:  Current Month                    5,610,339.89        1,681,260.83                   0.00
                           Prior Carryover Shortfall                0.00        1,681,260.83
Class A-2 Note Principal:  Current Month                            0.00        1,681,260.83                   0.00
                           Prior Carryover Shortfall                0.00        1,681,260.83
Class A-3 Note Principal:  Current Month                            0.00        1,681,260.83                   0.00
                           Prior Carryover Shortfall                0.00        1,681,260.83
Class A-4 Note Principal:  Current Month                            0.00        1,681,260.83                   0.00
                           Prior Carryover Shortfall                0.00        1,681,260.83
Certificate Insurer:       Reimbursement Obligations                0.00        1,681,260.83                   0.00
Expenses:                  Trust Collateral Agent                   0.00        1,681,260.83                   0.00
                           Indenture Trustee                        0.00        1,681,260.83                   0.00
                           Custodian                                0.00        1,681,260.83                   0.00
                           Backup Servicer                          0.00        1,681,260.83                   0.00
Senior Strip Allocation                                             0.00        1,681,260.83
Class B Note Interest:     Current Month                       52,325.34        1,679,601.58                   0.00
                           Prior Carryover Shortfall                0.00        1,679,601.58
Distribution to the Class B Reserve Account                    50,666.09        1,628,935.49
Distribution (from) the Class B Reserve Account                     0.00        1,628,935.49
Distribution to (from) the Spread Account                   1,628,935.49                0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
   BOP Liquidated Receivable Principal Balance                336,365.29
   Liquidation Principal Proceeds                              90,083.38
   Principal Loss                                             246,281.91
   Prior Month Cumulative Principal Loss LTD                    8,447.96
   Cumulative Principal Loss LTD                              254,729.87

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF TOTAL
DELINQUENCY STATUS:           # OF CONTRACTS                    AMOUNT                         POOL BALANCE
Current                               10,864                191,774,743.80                         80.78%
1-29 Days                              2,732                 43,440,254.76                         18.30%
30-59 Days                                98                  1,488,587.80                          0.63%
60-89 Days                                42                    694,704.11                          0.29%
90-119 Days                                1                     15,075.66                          0.01%
120 Days or More                           0                          0.00                          0.00%
Total                                 13,737                237,413,366.13                        100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger         Trigger    Event of Default    Event of
                          Current Month    Threshold         Event        Threshold         Default
Average Delinquency Ratio    0.67706%        6.00%            NO            8.00%             NO
Cumulative Default Rate      0.13%           2.42%            NO            3.93%             NO
Cumulative Loss Rate         0.08%           1.21%            NO            1.82%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                          CERTIFICATE INVENTORY                                                 RECOVERY INVENTORY
                             # OF CONTRACTS         AMOUNT *                                      # OF CONTRACTS        AMOUNT *
   Prior Month Inventory           16              304,899.84              Prior Month Inventory         2             42,191.63
             Repurchased            7              146,097.55                        Repurchased         2             42,191.63
Adj. Prior Month Inventory          9              158,802.29     Adjusted Prior Month Inventory         0                  0.00
     Current Month Repos           32              628,956.12                Current Month Repos        12            213,910.26
Repos Actually Liquidated           8              134,359.29       Repos from Trust Liquidation         0                  0.00
        Repos Liquidated                                               Repos Actually Liquidated         9            143,904.22
          at 60+ or 150+            0                    0.00
           Dealer Payoff            0                    0.00                      Dealer Payoff         0                  0.00
        Redeemed / Cured            0                    0.00                   Redeemed / Cured         0                  0.00
         Purchased Repos            0                    0.00                    Purchased Repos         0                  0.00
 Current Month Inventory           33              653,399.12            Current Month Inventory         3             70,006.04

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                              # OF CONTRACTS       AMOUNT
Current Month Balance                21          336,365.29
Cumulative Balance                   27          359,401.51
Current Month Proceeds                            90,323.11
Cumulative Proceeds                              105,213.67
Current Month Recoveries                          57,239.09
Cumulative Recoveries                             57,239.09

                                         RECEIVABLES LIQUIDATED AT 150 OR
                                         MORE DAYS DELINQUENT, 60 OR MORE
                                         DAYS PAST THE DATE AVAILABLE FOR                 CUMULATIVE RECEIVABLES
                                         SALE AND BY ELECTION:                            LIQUIDATED AT 150+ AND 60+:

                                              Balance              Units                     Balance         Units
Prior Month                                       0.00               0                         0.00           0.00
Current Trust Liquidation Balance                 0.00               0                         0.00           0.00
Current Monthly Principal Payments                0.00
Reopened Loan Due to NSF                     21,530.32               1
Current Repurchases                               0.00               0
Current Recovery Sale Proceeds                    0.00               0
Deficiency Balance of Sold Vehicles               0.00
EOP                                          21,530.32               1                         0.00           0.00

SPREAD ACCOUNT RECONCILIATION
                                                       REQUISITE AMOUNT:  18,993,069.29
Total Deposit                            11,125,000.00
BOP Balance                              13,003,651.95
Remaining Distribution Amount             1,628,935.49
Simple Interest Excess to Spread Account             -
Investment Income                            10,672.46
Current Month Draw                                   -
EOP Balance Prior to Distribution        14,643,259.90

Current Spread Account Release Amount                -

EOP Balance                              14,643,259.90

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                               SPECIFIED
                                                                         CLASS B RESERVE
                                                                                BALANCE:  2,077,366.95
Total Deposit                                             2,187,500.00
BOP Balance                                               2,127,975.69
Excess Due Class B Reserve
   From Spread Account                                            0.00
Senior Strip                                                 50,666.09
Investment Income                                             1,899.20
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         2,180,540.98

Class B Reserve Account Release Amount                      103,174.03

EOP Balance                                               2,077,366.95

   Class B Principal Payment Amount                         103,174.03

   Distribution to Certificateholder                              0.00

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                         CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
      UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT     UP TO MONTH       TRIGGER EVENT        EVENT OF DEFAULT
           3                1.21%              1.82%                3                2.42%                  3.93%
           6                2.42%              3.33%                6                4.84%                  6.05%
           9                3.03%              4.24%                9                5.75%                  7.15%
          12                4.84%              6.05%               12                9.08%                 10.45%
          15                5.50%              6.88%               15               10.45%                 12.65%
          18                6.60%              8.25%               18               13.20%                 15.13%
          21                7.70%              9.63%               21               14.30%                 17.60%
          24                8.53%             10.45%               24               15.68%                 19.25%
          27                9.08%             11.28%               27               16.50%                 20.63%
          30                9.90%             12.10%               30               18.15%                 22.00%
          33               10.45%             12.93%               33               19.25%                 23.65%
          36               11.00%             13.48%               36               20.08%                 24.75%
          39               11.28%             13.75%               39               20.63%                 25.30%
          42               11.55%             14.30%               42               21.45%                 26.13%
          45               11.55%             14.30%               45               22.00%                 26.13%
          48               11.55%             14.30%               48               22.00%                 26.13%
          51               11.55%             14.30%               51               22.00%                 26.13%
          54               11.55%             14.30%               54               22.00%                 26.13%
          57               11.55%             14.30%               57               22.00%                 26.13%
          60               11.55%             14.30%               60               22.00%                 26.13%
          63               11.55%             14.30%               63               22.00%                 26.13%
          66               11.55%             14.30%               66               22.00%                 26.13%
          69               11.55%             14.30%               69               22.00%                 26.13%
          72               11.55%             14.30%               72               22.00%                 26.13%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
        UP TO MONTH                  TRIGGER EVENT        EVENT OF DEFAULT
--------------------------------------------------------------------------------
                      12                 6.00%                 8.00%
                      24                 7.00%                 9.00%
                      72                 8.00%                10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of April 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



/s/ Marie E. Persichetti
---------------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
---------------------------------------------
Maureen E. Morley
Vice President and Controller